UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2019

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.10% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	ALL PR A	New York Stock Exchange
Depositary Shares each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series D	ALL PR D	New York Stock Exchange
Depositary Shares each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series E	ALL PR E	New York Stock Exchange
Depositary Shares each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series F	ALL PR F	New York Stock Exchange
Depositary Shares each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series G	ALL PR G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01. Other Events.

On June 5, 2019, The Allstate Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, with respect to the offer and sale by the Registrant of $500,000,000 aggregate principal amount of its 3.850% Senior Notes due 2049 (the “Senior Notes”).  The offering and sale of the Senior Notes were registered under the Registrant’s registration statement on Form S-3 (File No. 333-224541) (the “Registration Statement”).

On June 10, 2019, the Registrant closed the public offering of the Senior Notes.

The Senior Notes were issued pursuant to an Indenture, dated as of December 16, 1997, between the Registrant and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Twenty-Third Supplemental Indenture, dated as of June 10, 2019 (the “Twenty-Third Supplemental Indenture”).

The Senior Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding.  The Senior Notes will bear interest at a fixed rate equal to 3.850% per annum.  The Registrant will pay interest on the Senior Notes semi-annually in arrears on February 10 and August 10 of each year, beginning on February 10, 2020.  The Senior Notes will mature on August 10, 2049.

The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Underwriting Agreement; (ii) the Twenty-Third Supplemental Indenture; (iii) the Form of the Senior Notes; and (iv) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of June 5, 2019, among the Registrant and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Twenty-Third Supplemental Indenture, dated as of June 10, 2019, between the Registrant and the Trustee, including the form of the Senior Notes as Exhibit A.

4.2	Form of the Senior Notes (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Daniel G. Gordon
Name:	Daniel G. Gordon
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: June 10, 2019

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